UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2017

ADVANCED MEDICAL ISOTOPE CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	00-53497	80-0138937
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1021 N. Kellogg Street, Kennewick, WA 99336

(Address of principal executive offices)

(509) 736-4000

(Registrant’s Telephone Number)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2017 Annual Meeting of Stockholders of Advanced Medical Isotope Corporation (the “Company”), held on August 1, 2017 (the “Annual Meeting”), stockholders approved the appointment of Drs. Michael K. Korenko and Robert G. Wolfangel to the Board of Directors, to serve until the next annual meeting of stockholders or until his successor is elected and qualified.

Dr. Michael K. Korenko has served as President and Chief Executive Officer of the Company since December 2016. Dr. Korenko joined the Company as an Advisor to the Board of the Company during 2009 and previously served as member of the Board from May 2009 to March 2010. Dr. Korenko has also served on the Hanford Advisory Board since 2009. Dr. Korenko served as Business Development Manager for Curtiss-Wright from 2006 to 2009, as Chief Operating Officer for Curtiss-Wright from 2000 to 2005 and was Executive Vice President of Closure for Safe Sites of Colorado at Rocky Flats from 1994 to 2000. Dr. Korenko served as Vice President of Westinghouse from 1987 to 1994 and was responsible for the 300 and 400 areas, including the Fast Flux Testing Facility (“FFTF”) and all engineering, safety analysis, and projects for the Hanford site. Dr. Korenko is the author of 28 patents and has received many awards, including the National Energy Resources Organization Research and Development Award, the U.S. Steelworkers Award for Excellence in Promoting Safety, and the Westinghouse Total Quality Award for Performance Manager of the Year. Dr. Korenko has a Doctor of Science from MIT, was a NATO Postdoctoral Fellow at Oxford University, and was selected as a White House Fellow for the Department of Defense, reporting to Secretary Cap Weinberger. Dr. Korenko brings to the Board over seven years’ experience working with and advising various small businesses, including companies involved in turnarounds. Dr. Korenko has also been involved as an advisor to the Company since 2009 in the development of medical isotopes.

Dr. Robert G. Wolfangel, has served as Vice President, Scientific Affairs of Certus International Inc. Board since 2001. His responsibilities include providing strategic scientific and regulatory guidance to start-up and major pharmaceutical firms engaged in the research and development of new diagnostic and therapeutic drugs. This includes development of clinical protocols, audit of manufacturing and quality processes, stability protocol design, process validation and preparation of regulatory submissions for diagnostic imaging drugs, including radiopharmaceutical, ultrasound contrast agents and diagnostic devices. Dr. Wolfangel has Ph.D. in Bionucleonics from Purdue University, an MS in Industrial Pharmacy and a BS in Pharmacy (with honors) from St. Louis College of Pharmacy. Dr. Wolfangel brings to the Board over sixteen years’ experience in providing strategic and regulatory guidance to start-up pharmaceutical firms

There are no relationships or related party transactions between the Company or any of its executive officers or directors and Drs. Korenko or Wolfangel that would require disclosure under Item 401(d) or 404(a) of Regulation S-K, or arrangements or understandings in connection with Dr. Korenko’s or Dr. Wolfangel’s appointment.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal No. 1- Election of Directors

	For		Abstain
	Votes	% Voted	Votes	% Voted
Carlton M. Cadwell	131,209,138	88%	104,253	<1%
Michael K. Korenko	131,217,112	88%	96,279	<1%
Robert G. Wolfangel	131,221,629	88%	91,792	<1%

The election of directors required the affirmative vote of a plurality of the voting shares present or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, each of the nominees named above were elected to serve on the Board of Directors until the 2018 Annual Meeting of Stockholders, or until their successors are elected and qualified.

Proposal No. 2- Amendment to the Company’s Certificate of Incorporation to Implement a Reverse Stock Split (“Reverse Stock Split Proposal”)

	For	Against	Abstain
Votes	137,935,446	11,195,735	361,030
% Entitled to Vote	64.26%	5.2%	<1%

The Reverse Stock Split proposal required the affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting. Accordingly, the Company’s stockholders voted in favor of the proposal to provide the Board the authority, but not the obligation, in its sole and absolute discretion, and without further action on the part of the stockholders, to select one of the Approved Split Ratios and effect the Reverse Split by filing the Amendment with the Delaware Division of Corporations. If such Amendment is not filed with the Delaware Division of Corporations within one year from the date of the Annual Meeting, the Board will abandon the Reverse Split. The text of the proposed Amendment to affect the Reverse Split was included as Appendix A to the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on July 10, 2017.

Proposal No. 3- Advisory Vote to Approve Executive Compensation (“Say-On-Pay Proposal”)

	For	Against	Abstain
Votes	130,643,820	644,753	24,818
% Voted	87%	<1%	<1%

The Say-On-Pay Proposal required the affirmative vote of a majority of the votes present at the Annual Meeting, either in person or by proxy, to be approved. Accordingly, the Company’s stockholders voted, on an advisory basis, in favor of the compensation paid to the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on July 10, 2017.

Proposal No. 4- Advisory Vote on the Frequency of Future Executive Compensation Votes

	Three Years	Two Years	One Year
Votes	110,751,929	909,393	19,547,056
% Voted	74%	<1%	13%

On this non-binding matter, stockholders were able to vote to set the frequency of the Say-on-Pay Vote to occur every year, every two years, or every three years, or the stockholder may vote to abstain. The choice among those three choices that received the highest number of votes was deemed the choice of the stockholders. The Company’s stockholders voted for the advisory vote on the frequency of the advisory vote on executive compensation to occur every three years, by the votes set forth above.

Proposal No. 5- Ratification of Appointment of Auditors

	For	Against	Abstain
Votes	148,426,294	521,710	544,206
% Voted	99%	<1%	<1%

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, stockholders ratified the appointment of Fruci & Associates as the Company’s independent auditors for the fiscal year ending December 31, 2017.

For more information about the foregoing proposals, please review the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on July 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MEDICAL ISOTOPE CORP.

Date: August 4, 2017	By:	/s/ L. Bruce Jolliff
L. Bruce Jolliff
Chief Financial Officer